SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 2004

                     (Amends report filed on April 20, 2004)



                      GLOBAL INTERNET COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)



            Nevada                          333-103781
(State or Other Jurisdiction of       (Commission File Number)         (IRS Employer Identification Number)
        Incorporation)


         One Carlson Parkway, Suite 124
               Plymouth, Minnesota                                               55447
    (Address of Principal Executive Offices)                                   (Zip Code)


       Registrant's telephone number, including area code:                  (952) 476-9093



          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Registrant's former public accountants, Manning Elliot, were dismissed as of April 20, 2004. Manning Elliot's independent auditor's report furnished in connection with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (filed on March 30, 2004), contained an opinion raising substantial doubt about the Registrant's ability to continue as a going concern. The decision to dismiss Manning Elliot was made by the Registrant's reconstituted board of directors after the effectiveness of the Merger, and was made primarily because the board desired to retain the accounting firm which was familiar with the Registrant's new operating business conducted through ProUroCare. There were not, within the past two years, any disagreements with Manning Elliot that are known to Registrant's management and relate to accounting principles or practice, financial disclosures or auditing scope or procedures.

      The Registrant requested that Manning Elliot furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as
Exhibit 16.1 to this Amendment to Form 8-K.

      (b) The Registrant has engaged of Virchow, Krause & Company, LLP ("Virchow Krause") to serve as the Registrant's new independent public accounting firm. Virchow Krause conducted the audit of ProUroCare in connection with the Merger and is familiar with ProUroCare's business, now owned and operated by the Registrant.

      In the Registrant's two most recent fiscal years and any subsequent interim period to the date hereof, the Registrant has not consulted with Virchow Krause regarding either:

            (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Virchow Krause concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

            (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits.

              16.1 Letter of Manning Elliott regarding change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GLOBAL INTERNET COMMUNICATIONS, INC.

Date:  April 26 2004                By:/s/ Michael P. Grossman
                                       --------------------------------------
                                       Michael P. Grossman, President and Chief
                                         Executive Officer